SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2001

LifeMinders, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28133	52-1990403
(State of Other Jurisdiction	(Commission File	(IRS Employer

of Incorporation)	Number)	Identification Number)

13530 Dulles Technology Drive

Suite 500		20170

Herndon, Virginia		(Zip Code)

(Address of Principal

Executive Offices)

Registrant’s Telephone Number, including Area Code: (703) 793-8210

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

      On July 19, 2001, LifeMinders, Inc. (the “Company”) issued a press release. A copy of the Company’s press release is attached to this current report on Form 8-K. Such press release is incorporated by reference into this Item 5 and the foregoing description of such press release is qualified in its entirety by reference to such exhibit.

      The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, which are described in LifeMinders, Inc.’s filings with the Securities and Exchange Commission. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. LifeMinders, Inc. undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Item 7. Financial Statements and Exhibits

            (c) Exhibits

Exhibit Number	Exhibit
99.1	Press Release issued July 19, 2001, by LifeMinders, Inc.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LifeMinders, Inc.

By: /s/ Allison Abraham
Allison Abraham President

Dated:	July 19, 2001

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release issued July 19, 2001, by LifeMinders, Inc.